UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2016

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 9, 2016, GTY Technology Holdings Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that, commencing November 14, 2016, holders of the units sold in the Company’s initial public offering may elect to separately trade the Class A ordinary shares and warrants included in the units. The Class A ordinary shares and warrants that are separated will trade on The NASDAQ Capital Market (“NASDAQ”) under the symbols “GTYH” and “GTYHW,” respectively. Units that are not separated will continue to trade on NASDAQ under the symbol “GTYHU.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: November 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 9, 2016.